Exhibit 99.1
Investor Presentation April 2008

This presentation contains forward-looking statements. Forward looking statements, written or oral, provide current expectations or forecasts of future events and are not guarantees of future performance, nor should they be relied upon as representing management's views as of any subsequent date. The forward-looking statements are based on management's expectations and are subject to a number of risks and uncertainties. Although management believes the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements. Risks and uncertainties that could cause actual results to differ materially include, without limitation, the Corporation's ability to effectively execute its business plans; changes in general economic and financial market conditions, including the residential and commercial real estate markets; changes in interest rates, including interest rate resets; and changes in the competitive environment. Additional risks and uncertainties and other financial information concerning factors that could cause actual results to differ materially from those expressed or implied in forward-looking statements is available in the Corporation's annual report on Form 10-K for the year ended December 31, 2007, and subsequent filings with the United State Securities and Exchange Commission (SEC). Copies of these filing are available at no cost on the SEC's Web site at www.sec.gov or on the Corporation's Web site at www.nationalcity.com. Management may elect to update forward looking statements at some future point; however, it specifically disclaims any obligation to do so. Forward-Looking Statements

Today's Discussion Overview of 1Q08 Results Credit Performance and Trends Overview of Initiatives for 2008 Appendix: Franchise Overview

I. Financial Review

1Q08 Summary Income Statement 1 Includes $532mm gain on the redemption of Visa shares 2 Includes release of Visa indemnification liabilities of $240mm 1 2

Revenue by Line of Business Core businesses continue to perform well in the current environment

Strengthening Capital and Liquidity Reducing balance sheet size Reduced mortgage warehouse to $3.5bn from $11.5bn Continued decline in balance of liquidating portfolios Closer scrutiny of non-relationship assets Capital and liquidity issuance/actions Reduced dividend to $0.21 per share (January 2008) Issuance of $650 million of Tier 1 capital securities (January 2008) Issuance at $1.4bn convertible senior debt (January 2008) Potential approximate $4bn capital raise in (April 2008) Increasing capital levels with intention to build Tier 1 -11.40%1 Tangible Equity - 9.58%1 No share repurchases 1 1Q08 Pro forma for potential $7bn issuance. National City has and continues to take actions to strengthen itself in current / evolving environment

Capital Ratios 12/31/07 03/31/08 Pro Forma 03/31/081 Tier 1 Capital 6.53% 6.65% 11.40% Total Risk-Based Capital 10.27% 10.28% 15.03% Leverage 6.39% 6.49% 11.13% Tangible Equity to Tangible Assets 5.29% 5.00% 9.58% 1 1Q08 Pro forma for potential $7bn issuance.

II. Credit Performance and Trends

Overview - Credit Performance and Trends Continued solid performance in core commercial loan portfolios Softening in Direct and Branch consumer portfolios Deterioration in broker originated liquidating and higher risk portfolios, above expectations Non-prime mortgage National Home Equity Construction/Perm product in mortgage portfolio Overall Q1 losses of $538 million are above expectations Broker originated liquidating and higher risk portfolios Methodology change to accelerate loss recognition on non-prime mortgage book; home equity portfolio conversion related clean up 2008 range of losses increased by $0.7-$1.1 billion to $2.0-$2.4 billion Allowance for losses increased by $0.8 billion in Q1 to $2.6 billion

Review of 1Q08 Credit by Portfolio Loan Balances $37,198 $23,775 $15,805 $12,167 $2,673 $8,111 $5,345 $4,546 $6,239 $115,859 Net Charge-offs $24 $26 $42 $22 $96 $65 $140 $24 $99 $538 Net Charge-off Rate 0.27% 0.44% 1.08% 0.72% 13.44% 3.02% 10.08% 2.06% 6.32% 1.88% Provision $72 $89 $73 $82 $325 $102 $247 $24 $379 $1,393 Provision Rate 0.77% 1.49% 1.84% 2.77% 48.66% 4.85% 18.4 8% 2.13% 24.25% 4.81% Ending ALLL $503 $332 $116 $122 $383 $209 $350 $97 $470 $2,582 ALLL / Loan Balance 1.35% 1.40% 0.73% .99% 14.33% 2.58% 6.55% 2.14% 7.53% 2.23% Branch 1st Other Non- Orig for Orig for C&I CRE H/E Mortgage C/P Consumer Prime Portfolio Sale Total Residential Real Estate National Home Equity

Consolidated Loan Portfolio ($116B) Metrics 3/1/2007 6/1/2007 9/1/2007 12/1/2007 3/1/2008 Nonperforming assets % 0.008 0.0085 0.0108 0.0131 0.0195 Nonperforming assets $ 801 848 1211 1523 2265 3/1/2007 6/1/2007 9/1/2007 12/1/2007 3/1/2008 90+ past due % 0.0094 0.0097 0.0118 0.0159 0.015 90+ past due $ 1032 1109 1460 1913 1800 Non-Performing Assets 90+ Days Past Due Still Accruing Recent deterioration being driven by broker sourced and construction related residential real estate ? 20% of portfolio ? 62% of NPA increase

Commercial Real Estate As of March 31, 2008 ($ in millions) Michigan Florida National Rest of Footprint Total % of Total Nonowner-Occupied (IRE) Residential Development (including land) $417 $758 $1,253 $1,636 $4,064 17.1% Non-Residential Development 373 69 987 3,585 5,014 21.1 Income Producing 995 304 1,453 3,719 6,471 27.2 Subtotal - Investment Real Estate 1,785 1,131 3,693 8,940 15,549 65.4 Owner - Occupied (C&I, Red Capital) 786 118 155 7,167 8,226 34.6 Total Commercial Real Estate $2,571 $1,249 $3,848 $16,107 $23,775 100.0% Residential Development and Land Development - Residential Residential Development and Land Development - Residential Residential Development and Land Development - Residential Nonperforming Loans $58 $149 $43 $97 $347 Percent of Category 13.9% 19.7% 3.4% 5.9% 8.5% Florida represents acquisitions of Harbor Florida Bankshares and Fidelity Bankshares in 2006 and 2007, respectively.

4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 Branch and Direct 0.32 0.32 0.17 0.23 0.36 1.08 NHE for Portfolio 0.95 0.65 0.57 0.63 1 2.06 NHE for Sale 1.23 2.79 6.32 Other Consumer 0.73 0.5 0.48 0.67 1.68 0.384 0.119 -0.021 National Processing 0.02 0 0 Home Equity Overview 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 Branch and Direct 0.14 0.12 0.15 0.18 0.26 0.4 NHE for Portfolio 0.32 0.33 0.24 0.43 0.6 0.75 NHE for Sale 0.33 1.26 1.66 Other Consumer 0.73 0.5 0.48 0.67 1.68 0.384 0.119 -0.021 National Processing 0.02 0 0 NCOs / Average Loans 90+ Past Due/ Loans Direct Home Equity NHE Portfolio NHE Sale 15.8 4.5 6.2 NHE originated for portfolio $4.5B Branch and Direct $15.8B NHE originated for sale $6.2B Total Home Equity - $26.5B As of March 31, 2008

Undeveloped 331 2.19 3.47 4.29 In Process 510 1.35 1.67 1.61 Near Completion 2171 0.033 0.07 First Mortgage 27 0.234 0 Non-Prime 11 0.119 -0.021 NHE 20 0 0 Comm'l 2 Other 16 National City Mortgage - Residential Construction $2.7bn portfolio 78% primary residence Average FICO 729 Eliminated product offering 3Q07 16 4Q07 25 1Q08 96 Near Completion 72% In process 17% Undeveloped 11% 1Q07 2Q07 3Q07 4Q07 Undeveloped 136 3.14 3.06 3.52 In Process 94 0.5 0.48 0.67 1.68 Near Completion 263 0.119 -0.021 Total 493 0 0 As of March 31, 2008 Summary Description Loan Breakdown Net Charge-offs NPAs & 90+ Past Due / Loans ($ in millions) ($ in millions)

Non-Prime Liquidating Portfolio $ in millions Pro Forma 1Q08 1Q08 4Q07 3Q07 2Q07 1Q07 Net C/O - $ First Lien $11 $29 $8 $6 $6 $6 Net C/O - $ Second Lien $76 $111 $31/$48 $17/$35 $19/$37 $47/$65 Net C/O - % First Lien 1.08% 2.86% .69% .48% .43% .43% Net C/O - % Second Lien 23.66% 34.55% 7.64% 3.64% 3.65% 9.66% 90 Days+ Past Due - $ First Lien $558 $558 $586 $561 $470 $482 90 Days+ Past Due - $ Second Lien $248 $124 $222 $173 $149 $160 90 Days+ Past Due - % First Lien 13.75% 13.75% 12.69% 11.10% 8.35% 8.70% 90 Days+ Past Due - % Second Lien 19.28% 9.64% 13.69% 9.26% 7.16% 8.22% 1st Lien 2nd Lien Outstanding $4.0bn $1.3bn FICO 609 618 LTV 79% 99% Summary Description $5.3B portfolio $407 million pay down in 1Q08 Reflects change in accounting policy to accelerate charge offs and recognition of second lien loans as nonperforming at 90 days. March 31, 2008 (1) (3) (1) (3) Pro Forma restated to include reinsurance expense. (2) (2) Pro Forma assuming no policy change per note (1). (3) (3) (3)

Liquidating Portfolio - Loss Expectations As of March 31, 2008 ($ in millions) (1) Includes expected mortgage insurance recoveries (1)

III. Overview of Initiatives for 2008

Overview of Initiatives for 2008 Growth in core businesses Focus on growth in core commercial, retail and wealth/asset management Continued emphasis on in-footprint / multiple relationship business Ongoing rationalization of mortgage company operations and infrastructure to match lower origination levels Focused resources on the liquidating portfolios More aggressive loss mitigation tactics Acquisition integration Systems conversion of MAF complete Broadening product offerings, sales processes and risk management practices Continued expense control and discipline

Appendix: Franchise Overview

Strong and Deep Management Team Name Position Years at NCC Years in Industry Peter Raskind Chairman, President & CEO 8 29 Jeffrey Kelly Vice Chairman & CFO 29 29 Daniel Frate EVP, Retail Banking 5 20 Jon Gorney EVP, Corp. Ops. and Info. Services 35 35 Timothy Lathe EVP, Private Client Group 27 27 Phil Rice EVP, Commercial Banking - Regional 28 28 Dale Roskom EVP, Chief Risk Officer 1 23 Shelley Seifert EVP, Corporate Services 29 29 Jeffrey Tengel EVP, Commercial Banking - National 22 22 David Zoeller EVP, General Counsel 25 25 Joseph Cartellone CEO, National City Mortgage 8 27 Kristen Baird Adams SVP, Corporate Communications 3 3 Clark Khayat SVP, Corporate Finance & Strategy 8 10

Top 15 MSAs States Broad and Deep Footprint Branch Footprint and Depository Rankings ($ in millions) Source: SNL Financial as of 30-Jun-2007. Note: Highlighted markets denote a top 3 presence. EXCEL SOURCE range $L$40:$M$40 copied at 03-Mar-2008 17:44:35 : NCCCS\February 2008_Strategy\Overview Materials\Deposit Data - v.01.xls(Output) Branch Footprint National City Branch (1,445 Total Branches)

Diversified Business Mix 1 Revenue breakdown includes lines of business revenue only. Retail Banking Full consumer and small business banking product suite 3.1MM consumer households (2.1MM online users) 1Q08 Revenue: $921mm / 2007 Revenues: $3,475mm Commercial Banking Full product set to address the needs of middle-market and large corporate segments 1Q08 Revenue: $543mm / 2007 Revenues: $2,295mm National City Mortgage Company National retail mortgage company with 253 branches in 40 states Large scale mortgage servicer ($178bn in UPB) 1Q08 Revenue: $141mm / 2007 Revenues: $567mm Asset Management Institutional asset management and personal wealth management services 1Q08 Revenue: $129mm / 2007 Revenues: $520mm Business Descriptions 1Q08 Business Mix by Revenue1 Total 1Q08 Revenue: $1,735mm1

Reshaping the Business Exited profitable businesses that operated on an indirect basis and/or were sub-scale Bond Administration (2004) National Processing Company (2004) Indirect Auto and RV (2005) First Franklin (2006) Broker / Correspondent Mortgage and Home Equity (2007) Expanded core banking franchise in attractive markets Cincinnati St. Louis Florida Chicago Invested in Retail branch franchise; increase size and profit contribution Management Products / Services (e.g., "Points from National City") Market sales process that integrates Retail with cross-sell opportunities in Commercial and Private Client De novo branching Reconfigured National City Mortgage to fit with overall size and focus of National City "Right-sized" infrastructure to fit smaller company Eliminated 700 support positions ($94mm of compensation expense)

Customers 3.1MM consumer households 0.4MM business households 2.1MM enrolled online banking customers Summary Financials* $25B loans $73B deposits $3.5B revenue $711MM net income Retail Bank Overview People 16,000 employees 1,100 Investment Representatives 371 Business Bankers (16 HBBOs) 54 Work Perks Specialists 50 Dedicated Equity Originators Delivery Channels 1,441 branches and 2,226 ATMs in nine states Direct banking centers Award winning Website Extensive use of direct mail *2007 - Includes FL and MAB

Regional Middle Market Segment Large Corporate Segment Regional Real Estate Finance Treasury Management Asset-Based Lending Retail Finance International Shareholder Services National National Real Estate Finance National CRE Institutional Real Estate Finance Capstone Red Capital Leveraged Real Estate Capital Leasing Industry Groups Leveraged Finance Capital Markets Debt Capital Markets Derivatives Public Finance Investment Banking Commercial Bank Overview KEY STATISTICS 13,500 customers* 32% of National City revenue Average Loans: $52B Average Deposits: $19B 2,427 FTE Commercial Bank *Excludes Leasing, Red Capital, and Capstone **Total FTE are full year averages Total FTE:1,368 Total FTE:1,059

Private Client Group ("PCG") Overview Online Services Managed Assets Brokerage Planning Services Trust and Estate Services Private Banking Wealth Services Emerging Affluent Clients Clients with up to $1MM of investable assets <45 high income professions, business owners and / or beneficiaries Core Affluent Clients Clients with $1MM to $20MM of investable assets Ultra Affluent (Sterling) Clients Clients with greater than $20MM of investable assets ~10% growth of high net worth market in National City's footprint through 2011 55 teams in 25 offices across 9 states AUM inflows of $7.2bn in 2007 20.5% higher than inflows during 2006 100% retention of inflow Products Clients Key Statistics

Allegiant Asset Management Overview Independent investment teams with centralized sales, client service and support functions 43 investment professionals in five offices $30.3 billion in assets under management (as of 12/31/07) Retirement plan and custody services available through Allegiant Institutional Services1 Managing Broad Array of Assets AUM2 by Asset Class (Periods ending 12/31/07) Balanced Fixed Income Liquidity Equity East 3692 8635 10588 7419 Servicing Diverse Institutional Clients AUM2 by Client Type (Periods ending 12/31/07) 1Allegiant Asset Management Company is an SEC-registered investment advisor and a subsidiary of National City Corporation(r). Recordkeeping, trustee and/or custody services are provided by Allegiant Institutional Services, a business unit of National City Bank. Allegiant is a registered trademark of National City Corporation(r). 2AUM totals are in millions. 3"Other" AUM comprises, in millions: Colleges/Universities $629.4 and Personal $978.5. "Public" includes $61.7 million in Native American assets. Corporate Public Edow/Found Healthcare Insurance Taft-Hartley Mutual Funds - Inst. Mutual Funds - Retail Other2 East 4142 2646 2730 1995 2809 1151 11128 2124 1608

National City Mortgage Overview Product Mix Retail 2007 Production Volume 20% 30% 37% 13% 253 branches across the U.S. Conforming Nonconforming Government Home Equity Total 1H07 5.8 5.9 0.9 1.9 14.4 2H07 6.1 3.2 1.2 0.6 11.2

Reaction to the Mortgage Meltdown Before (January - June 2007) After (July - December 2007) After (July - December 2007) Change FTE (EOP) 7,073 6,054 6,054 -14% Applications ($ B) $47.1 $35.3 $35.3 -25% Production ($ B) $26.1 $20.3 $20.3 -22% Origination Channels Retail Wholesale Broker Correspondent Retail Origination Strategy Direct (55%) and Indirect (45%) Direct (100%)